Exhibit 24.1

POWER OF ATTORNEY

                                KNOW ALL PERSONS BY THESE PRESENTS that each of the undersigned hereby constitutes, designates and appoints Kevin Baker, John Bibb, Scott Joachim, Andrew Orr and Linda Funasaki as such person’s true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution and full power to act alone and without the other, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to execute, acknowledge, deliver and file any and all filings required by the Securities Exchange Act of 1934, as amended, including Sections 13 and 16 of such act, and the rules and regulations thereunder, and requisite documents in connection with such filings, respecting securities of Kinetic Concepts, Inc., a Texas corporation, including but not limited to Forms 3, 4 and 5 and Schedules 13D and 13G under such act and any amendments thereto.

                                This power of attorney shall be valid from the date hereof until revoked by the undersigned.

                                IN WITNESS WHEREOF, the undersigned have executed this instrument as of the 23rd day of February 2004.

FREMONT PARTNERS, L.P.

By:	FP Advisors, L.L.C.
Its:	General Partner

	By:	Fremont Group, L.L.C.
	Its:	Managing Member

		By:	Fremont Investors, Inc.
		Its:	Manager

			By:	/s/ James T. Farrell
				Name:	James T. Farrell
				Title:	Managing Director

FREMONT-KCI CO-INVESTMENT COMPANY, L.L.C.

By:	FP Advisors, L.L.C.
Its:	Managing Member

	By:	Fremont Group, L.L.C.
	Its:	Managing Member

		By:	Fremont Investors, Inc.
		Its:	Manager

			By:	/s/ James T. Farrell
				Name:	James T. Farrell
				Title:	Managing Director

FREMONT-KCI CO-INVESTMENT COMPANY II, L.L.C.

By:	FP Advisors, L.L.C.
Its:	Managing Member

	By:	Fremont Group, L.L.C.
	Its:	Managing Member

		By:	Fremont Investors, Inc.
		Its:	Manager

			By:	/s/ James T. Farrell
				Name:	James T. Farrell
				Title:	Managing Director

FREMONT ACQUISITION COMPANY II, L.L.C.

By:	Fremont Partners, L.P.
Its:	Member

	By:	FP Advisors, L.L.C.
	Its:	General Partner

		By:	Fremont Group, L.L.C.
		Its:	Managing Member

			By:	Fremont Investors, Inc.
			Its:	Manager

				By:	/s/ James T. Farrell
					Name:	James T. Farrell
					Title:	Managing Director

FREMONT ACQUISITION COMPANY IIA, L.L.C.

By:	FP Advisors, L.L.C.
Its:	Manager

	By:	Fremont Group, L.L.C.
	Its:	Managing Member

		By:	Fremont Investors, Inc.
		Its:	Manager

			By:	/s/ James T. Farrell
				Name:	James T. Farrell
				Title:	Managing Director

FREMONT PARTNERS III, L.P.

By:	FP Advisors III, L.L.C.
Its:	General Partner

	By:	Fremont Group, L.L.C.
	Its:	Sponsoring Member

		By:	Fremont Investors, Inc.
		Its:	Manager

			By:	/s/ James T. Farrell
				Name:	James T. Farrell
				Title:	Managing Director

FREMONT PARTNERS III SIDE-BY-SIDE, L.P.

By:	Fremont Group, L.L.C.
Its:	General Partner

	By:	Fremont Investors, Inc.
	Its:	Manager

		By:	/s/ James T. Farrell
			Name:	James T. Farrell
			Title:	Managing Director

FP ADVISORS, L.L.C.

By:	Fremont Group, L.L.C.
Its:	Managing Member

	By:	Fremont Investors, Inc.
	Its:	Manager

		By:	/s/ James T. Farrell
			Name:	James T. Farrell
			Title:	Managing Director

FP ADVISORS III, L.L.C.

By:	Fremont Group, L.L.C.
Its:	Sponsoring Member

	By:	Fremont Investors, Inc.
	Its:	Manager

		By:	/s/ James T. Farrell
			Name:	James T. Farrell
			Title:	Managing Director

FREMONT GROUP, L.L.C.

By:	Fremont Investors, Inc.
Its:	Manager

	By:	/s/ James T. Farrell
		Name:	James T. Farrell
		Title:	Managing Director

FREMONT INVESTORS, INC.

By:	/s/ James T. Farrell
	Name:	James T. Farrell
	Title:	Managing Director